EXHIBIT 99.1

       CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
              TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

A signed original of this written statement required by Section 906 has been provided to Access Pharmaceuticals, Inc. and will be retained by Access Pharmaceuticals, Inc. and furnished to the SEC or its staff upon its request.


The undersigned, Kerry P. Gray, President and Chief Executive Officer of Access Pharmaceuticals, Inc. (the "Company"), hereby certifies that to his knowledge the Annual Report on Form 10-K for the period ended
December 31, 2002 of the Company filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period specified.

This information shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Signed at the City of Dallas, in the State of Texas, this 31st day of March, 2003.

/s/ Kerry P. Gray
-----------------
Kerry P. Gray
President and Chief Executive Officer


                              EXHIBIT 99.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

A signed original of this written statement required by Section 906 has been provided to Access Pharmaceuticals, Inc. and will be retained by Access Pharmaceuticals, Inc. and furnished to the SEC or its staff upon its request.

The undersigned, Stephen B. Thompson, Chief Financial Officer of
Access Pharmaceuticals, Inc. (the "Company"), hereby certifies that to his knowledge the Annual Report on Form 10-K for the period ended
December 31, 2002 of the Company filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period specified.

This information shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Signed at the City of Dallas, in the State of Texas, this 31st day of March, 2003.


/s/ Stephen B. Thompson
------------------------
Stephen B. Thompson
Chief Financial Officer